UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2012

BUFFALO WILD WINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 2, 2012, our shareholders approved the Buffalo Wild Wings, Inc. Amended and Restated Cash Incentive Plan (the “Cash Incentive Plan”).  The Cash Incentive Plan was adopted by the Company’s Board of Directors on March 12, 2012, subject to shareholder approval.  The full text of the Cash Incentive Plan is set forth in Appendix A to the definitive proxy statement for our 2012 Annual Meeting of Shareholders (the “Proxy Statement”) and a description of the Cash Incentive Plan contained in the portion of the Proxy Statement entitled “Approval of an Amended and Restated Cash Incentive Plan (Proposal #3)” is incorporated herein by reference.

On May 2, 2012, our shareholders also approved the Buffalo Wild Wings, Inc. 2012 Equity Incentive Plan (the “2012 Equity Incentive Plan”).  The 2012 Equity Incentive Plan was adopted by the Company’s Board of Directors on March 12, 2012, subject to shareholder approval.  The full text of the 2012 Equity Incentive Plan is set forth in Appendix B to the Proxy Statement and a description of the 2012 Equity Incentive Plan contained in the portion of the Proxy Statement entitled “Approval of the 2012 Equity Incentive Plan (Proposal #4)” is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Buffalo Wild Wings, Inc. held its Annual Meeting of Shareholders on May 2, 2012.  The following matters were voted upon by the shareholders:

1.           A proposal to elect members of the Board of Directors, thereby setting the number of members of the Board of Directors at eight.  The following directors were elected based on the votes listed below:

Nominee	For	Withheld	Broker Non-Vote
Sally J. Smith	13,126,355	184,343	3,621,246
Dale M. Applequist	13,110,685	200,013	3,621,246
Robert W. MacDonald	13,166,429	144,269	3,621,246
Warren E. Mack	11,513,301	1,797,397	3,621,246
J. Oliver Maggard	13,110,763	199,935	3,621,246
Michael P. Johnson	13,280,620	30,078	3,621,246
James M. Damian	13,296,088	14,610	3,621,246
Jerry R. Rose	13,296,864	13,834	3,621,246

2.           A proposal to approve, on an advisory basis, the compensation of the Company’s executive officers as disclosed in the Company’s proxy statement distributed to shareholders in connection with the Annual Meeting. The proposal obtained advisory approval based on the following vote:

For	Against	Abstain	Broker Non-Vote
13,066,077	89,737	154,884	3,621,246

3.           A proposal to approve the amendment and restatement of the Cash Incentive Plan.  The proposal obtained approval based on the following vote:

For	Against	Abstain	Broker Non-Vote
12,795,325	361,788	153,585	3,621,246

4.           A proposal to approve the 2012 Equity Incentive Plan.  The proposal obtained approval based on the following vote:

For	Against	Abstain	Broker Non-Vote
12,174,778	981,278	154,642	3,621,246

5.           A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2012. The proposal obtained approval based on the following vote:

For	Against	Abstain
16,696,501	215,948	19,495

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

10.1	Buffalo Wild Wings, Inc. Amended and Restated Cash Incentive Plan (incorporated by reference to Appendix A to our Definitive Proxy Statement filed on March 22, 2012).

10.2	Buffalo Wild Wings, Inc. 2012 Equity Incentive Plan (incorporated by reference to Appendix B to our Definitive Proxy Statement filed on March 22, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

By	/s/ Emily C. Decker
Emily C. Decker
Vice President, General Counsel

Date:  May 8, 2012

BUFFALO WILD WINGS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:		Commission File No.:
May 2, 2012		000-24743

Exhibit	Description	Manner of Filing
10.1	Buffalo Wild Wings, Inc. Amended and Restated Cash Incentive Plan (incorporated by reference to Appendix A to our Definitive Proxy Statement filed on March 22, 2012).	Incorporated by reference.

10.2	Buffalo Wild Wings, Inc. 2012 Equity Incentive Plan (incorporated by reference to Appendix B to our Definitive Proxy Statement filed on March 22, 2012).	Incorporated by reference.